EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Western Power & Equipment Corp. of our report dated September 26, 2004 relating to the financial statements and the financial schedules which appear in this Form 10-K.


                                                    /s/ Marcum & Kliegman LLP
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                                                    MARCUM & KLIEGMAN LLP


New York, New York
October 29, 2004